                                  EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


IN RE:                                         CHAPTER 11
  THE MIIX GROUP, INC., ET. AL.                CASE NO:   04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)



                            MONTHLY OPERATING REPORT
           FOR THE PERIOD: DECEMBER 20, 2004 THROUGH JANUARY 31, 2005

  File with Court and submit copy to United States Trustee within 20 days after end of month

                                                                         DOCUMENT    EXPLANATION
                 REQUIRED DOCUMENTS                         FORM NO.     ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements               MOR-1             X
  Bank Reconciliation (or copies of debtor's bank         MOR-1 (CONT)      X
  reconciliations)
  Copies of bank statements                                                 X
  Cash disbursements journals                                               X
Statement of Operations                                   MOR-2             X
Balance Sheet                                             MOR-3             X
Status of Post-Petition Taxes                             MOR-4             X
  Copies of IRS Form (6123 or payment receipt                                            X
  Copies of tax returns filed during reporting period                      N/A
Summary of Unpaid Postpetition Debts                      MOR-4             X
  Listing of aged accounts payable                                                       X
Accounts Receivable Reconciliation and Aging              MOR-5             X
Debtor Questionnaire                                      MOR-5             X

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.




--------------------------------------------      ------------------------------
SIGNATURE OF AUTHORIZED INDIVIDUAL*               DATE



--------------------------------------------      ------------------------------
PRINTED NAME OF AUTHORIZED INDIVIDUAL             TITLE OF AUTHORIZED INDIVIDUAL


* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


                                               CHAPTER 11
  THE MIIX GROUP, INC., ET. AL.                CASE NO:   04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)


                       EXPLANATION TO COVER SHEET ITEMS



Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column in the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity has been added as a supplement to this monthly operating report.

Refer to the Exhibits section of this report for the following information:

          Exhibit A: Intercompany activity summaries
          Exhibit B: Cash disbursements journals
          Exhibit C: Bank statements and reconciliations

                                                                           MOR-1

                              THE MIIX GROUP, INC.
                            CASE NO. 04-13588 (MFW)


ACTUAL WEEKLY CASH FLOWS
FOR THE PERIOD: DECEMBER 20, 2004 THROUGH JANUARY 30, 2005

Week Beginning                          20-DEC       27-DEC      3-JAN      10-JAN        17-JAN     24-JAN         TOTAL
                                      -----------------------------------------------------------------------    ---------
Beginning Cash Balance                $ 200,077    $ 193,773   $ 193,773   $ 194,841    $ 189,851   $ 193,791    $ 200,077

Income
 Advantage MSA Payments                      --           --          --          --           --          --           --
 MIIX in Rehab Payroll funding / MSA         --           --          --          --           --          --           --
 Miscellaneous deposits                      --           --       1,068          10        3,940          --        5,018
 Sale proceeds - certain assets              --           --          --          --           --          --           --
 Law RE Dividend                             --           --          --          --           --          --           --
                                      -----------------------------------------------------------------------    ---------
Total cash                                   --           --       1,068          10        3,940          --        5,018

Expenses
 Allocated portion of mgmt. Salaries         --           --          --          --           --          --           --
 Advantage Payroll                           --           --          --          --           --          --           --
 MIIX in Rehab Payroll                       --           --          --          --           --          --           --
 Current Severance commitments               --           --          --          --           --          --           --
 Allocation of finance salaries              --           --          --          --           --          --           --
                                      -----------------------------------------------------------------------    ---------
 Total Salaries                              --           --          --          --           --          --           --

 Benefits @ 30%                              --           --          --          --           --          --           --

 Legal
  DBR                                        --           --          --          --           --          --           --
 Saiber                                      --           --          --          --           --          --           --
 Traxi                                       --           --          --          --           --          --           --
 US Trustee fee                              --           --          --          --           --         250          250
 Overhead Costs                           6,304           --          --          --           --          --        6,304
 Settlement of MIIX Ins. Allocation          --           --          --          --           --          --           --
 D&O Renewal                                 --           --          --          --           --          --           --
 SEC compliance costs                        --           --          --          --           --          --           --
 SSG                                         --           --          --          --           --          --           --
 Advertising                                 --           --          --       5,000           --          --        5,000
 Consulting                                  --           --          --          --           --          --           --
 Tax services                                --           --          --          --           --          --           --
 Information System Costs                    --           --          --          --           --          --           --
                                      -----------------------------------------------------------------------    ---------
 Total expenses                           6,304           --          --       5,000           --         250       11,554

 Change in cash                          (6,304)          --       1,068      (4,990)       3,940        (250)      (6,536)
                                      =======================================================================    =========

Ending Cash Balance                   $ 193,773    $ 193,773   $ 194,841   $ 189,851    $ 193,791   $ 193,541    $ 193,541
                                      =======================================================================    =========

                                                                           MOR-1

                  NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                             CASE NO. 04-13589 (MFW)

ACTUAL WEEKLY CASH FLOWS
FOR THE PERIOD: DECEMBER 20, 2004 THROUGH JANUARY 30, 2005

Week Beginning                       20-DEC         27-DEC       3-JAN          10-JAN         17-JAN        24-JAN       TOTAL
                                 ------------------------------------------------------------------------------------   -----------
Beginning cash balance           $ 1,026,276    $   910,941   $   909,445    $   751,251   $   693,165    $   468,843   $ 1,026,276

Income
 Advantage MSA Payments                   --             --            --             --            --             --            --
 MIIX in Rehab Payroll
  funding / MSA                           --             --       100,000             --            --             --       100,000
 Miscellaneous deposits                   --             --        28,820             --        45,807             --        74,627
 Sale proceeds - certain assets           --             --            --             --            --             --            --
 Law RE Dividend                          --             --            --             --            --             --            --
                                 ------------------------------------------------------------------------------------   -----------
 Total cash                               --             --       128,820             --        45,807             --       174,627

Expenses
 Allocated portion of
  mgmt. Salaries                          --             --            --             --            --             --            --
 Advantage Payroll (1)                83,120                      286,014                      201,888          8,092       579,114
 MIIX in Rehab Payroll                    --             --            --             --            --             --            --
 Current Severance commitments            --             --            --             --            --             --            --
 Allocation of finance salaries           --             --            --             --            --             --            --
                                 ------------------------------------------------------------------------------------   -----------
 Total Salaries                       83,120             --       286,014             --       201,888          8,092       579,114

 Benefits @ 30%                           --             --            --             --            --             --            --

 Legal
  DBR                                     --             --            --             --            --             --            --
 Saiber                                   --             --            --             --            --             --            --
 Traxi                                    --             --            --             --            --             --            --
 US Trustee fee                           --             --            --             --            --            250           250

 Overhead Costs                          473          1,496         1,000         58,086        68,241         14,481       143,777
 Settlement of MIIX Ins.
  Allocation                              --             --            --             --            --             --            --
 D&O Renewal                              --             --            --             --            --             --            --
 SEC compliance costs                     --             --            --             --            --             --            --
 SSG                                      --             --            --             --            --             --            --
 Advertising                              --             --            --             --            --             --            --
 Consulting                               --             --            --             --            --             --            --
 Tax services                             --             --            --             --            --             --            --
 Information System Costs             31,742             --            --             --            --             --        31,742

                                 ------------------------------------------------------------------------------------   -----------
 Total expenses                      115,335          1,496       287,014         58,086       270,129         22,823       754,883

                                 ------------------------------------------------------------------------------------   -----------
 Change in cash                     (115,335)        (1,496)     (158,194)       (58,086)     (224,322)       (22,823)     (580,256)
                                 ====================================================================================   ===========

Ending Cash Balance              $   910,941    $   909,445   $   751,251    $   693,165   $   468,843    $   446,020   $   446,020
                                 ====================================================================================   ===========

Please note: Effective Jan 1, MIIX Insurance payroll is moved to a new entity.

(1) Actuals include entire NJSMU payroll and is grossed up for taxes.

                                                                           MOR-1

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                       MIIX GROUP                           NJSMU                     TOTAL - COMBINED DEBTORS
                                   12/20/04 - 1/30/05                12/20/04 - 1/30/05                  12/20/04 - 1/30/05
                           ACTUAL   PROJECTED   VARIANCE     ACTUAL     PROJECTED    VARIANCE    ACTUAL      PROJECTED     VARIANCE
                          ------------------------------   ----------------------------------   -----------------------------------
Beginning cash balance    $200,077   $197,773   $  2,304   $1,026,276   $ 994,211   $  32,065   $1,226,353   $1,191,984   $  34,369

Income
 Advantage
  MSA Payments                  --         --         --           --          --          --           --           --          --
 MIIX in
  Rehab Payroll
  funding / MSA                 --         --         --      100,000     117,000     (17,000)     100,000      117,000     (17,000)
 Miscellaneous
  deposits                   5,018         --      5,018       74,627          --      74,627       79,645           --      79,645
 Sale proceeds -
  certain assets                --         --         --           --          --          --           --           --          --
 Law RE Dividend                --         --         --           --     400,000    (400,000)          --      400,000    (400,000)
                          ------------------------------   ----------------------------------   -----------------------------------
 Total cash                  5,018         --      5,018      174,627     517,000    (342,373)     179,645      517,000    (337,355)

Expenses
 Allocated portion
  of mgmt. Salaries             --     27,798    (27,798)          --       8,000      (8,000)          --       35,798     (35,798)
 Advantage Payroll              --         --         --      579,114     268,627     310,487      579,114      268,627     310,487
 MIIX in Rehab
  Payroll                       --         --         --           --      90,000     (90,000)          --       90,000     (90,000)
 Current Severance
  commitments                   --         --         --           --          --          --           --           --          --
 Allocation of
  finance salaries              --         --         --           --      11,658     (11,658)          --       11,658     (11,658)
                          ------------------------------   ----------------------------------   -----------------------------------
 Total Salaries                 --     27,798    (27,798)     579,114     378,285     200,829      579,114      406,083     173,031

 Benefits @ 30%                 --      8,339     (8,339)          --     113,485    (113,485)          --      121,825    (121,825)

 Legal
  DBR                           --         --         --           --     100,000    (100,000)          --      100,000    (100,000)
 Saiber                         --     30,000    (30,000)          --          --          --           --       30,000     (30,000)
 Traxi                          --         --         --           --          --          --           --           --          --
 US Trustee fee                250         --        250          250          --         250          500           --         500
 Overhead Costs              6,304         --      6,304      143,777     179,306     (35,529)     150,081      179,306     (29,225)
 Settlement of
  MIIX Ins. Allocation          --         --         --           --          --          --           --           --          --
 D&O Renewal                    --         --         --           --          --          --           --           --          --
 SEC compliance costs           --     15,000    (15,000)          --          --          --           --       15,000     (15,000)
 SSG                            --         --         --           --          --          --           --           --          --
 Advertising                 5,000         --      5,000           --          --          --        5,000           --       5,000
 Consulting                     --         --         --           --          --          --           --           --          --
 Tax services                   --         --         --           --          --          --           --           --          --

 Information System Costs       --         --         --       31,742      36,000      (4,258)      31,742       36,000      (4,258)

                          ------------------------------   ----------------------------------   -----------------------------------
 Total expenses             11,554     81,138    (69,584)     754,883     807,076     (52,193)     766,437      888,213    (121,776)

                          ------------------------------   ----------------------------------   -----------------------------------
 Change in cash             (6,536)   (81,138)    74,602     (580,256)   (290,076)   (290,180)    (586,792)    (371,213)   (215,579)

                          ------------------------------   ----------------------------------   -----------------------------------
Ending Cash Balance       $193,541   $116,636   $ 76,906   $  446,020   $ 704,135   $(258,115)  $  639,561   $  820,770   $(181,209)
                          ------------------------------   ----------------------------------   -----------------------------------

                                                                           MOR-2

THE MIIX GROUP, INC.
INCOME STATEMENTS (UNAUDITED)

                                          INCOME STATEMENTS FOR THE PERIODS
                                   -------------------------------------------
                                   12/21/04 TO     01/01/05 TO     12/21/04 TO
                                     12/31/04       01/31/05         01/31/05
                                   -------------------------------------------
Net investment income               $   1,126       $  (1,010)      $     116
                                   -------------------------------------------

Total revenue                           1,126          (1,010)            116
                                   -------------------------------------------

Expenses:
 Salary, benefits and taxes             2,842          27,090          29,932
 Insurance                             30,229          39,488          69,717
 Professional services                    647          14,137          14,784
 Other expenses                         1,794          10,957          12,751
                                   -------------------------------------------

Total expenses                         35,512          91,672         127,184
                                   -------------------------------------------

Loss before income taxes              (34,386)        (92,682)       (127,068)

Federal income tax benefit                 --              --              --
                                   -------------------------------------------

Net income / (loss)                 $ (34,386)      $ (92,682)      $(127,068)
                                   ===========================================

                                                                           MOR-2

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
INCOME STATEMENTS (UNAUDITED)

                                              INCOME STATEMENTS FOR THE PERIODS
                                            -------------------------------------
                                            12/21/04 TO  01/01/05 TO  12/21/04 TO
                                              12/31/04     01/31/05    01/31/05
                                            -------------------------------------
MD Advantage management service agreement   $  50,658    $ 294,736     $ 345,394
Other income                                   58,324       42,204       100,528
                                            -------------------------------------

Total revenue                                 108,982      336,940       445,922
                                            -------------------------------------

Expenses:
 Salary, benefits and taxes                        (4)       3,715         3,711
 Insurance                                      6,611        6,611        13,222
 Professional services                            161        5,145         5,306
 MD Advantage management service agreement     50,658      294,736       345,394
 Other expenses                                38,249       38,447        76,696
                                            -------------------------------------

Total expenses                                 95,675      348,654       444,329
                                            -------------------------------------

Income before federal income taxes             13,307      (11,714)        1,593

State and Federal income taxes                     --      (38,134)      (38,134)

                                            -------------------------------------
Net income / (loss)                         $  13,307    $  26,420     $  39,727
                                            =====================================

                                                                           MOR-3

THE MIIX GROUP, INC.
BALANCE SHEETS (UNAUDITED)

                                                          BALANCE SHEETS AS OF
                                                          --------------------
                                              12/21/2004        12/31/2004       01/31/2005
                                              ----------        ----------       ----------
Assets
  Investments in subsidiaries                 $ 8,703,305      $ 8,709,562      $ 8,687,941
  Cash & short term investments                   196,382          191,190          179,588
  Receivable from MIIX Insurance Company           94,990           94,990                0
  Other assets                                    787,267          763,347          723,105
                                              -----------      -----------      -----------
Total Assets                                  $ 9,781,944      $ 9,759,089      $ 9,590,634
                                              ===========      ===========      ===========
Liabilities & Equity
  Liabilities Subject to Compromise           $ 8,879,389      $ 8,882,666      $ 8,859,316
  Intercompany payable                             15,429           20,342          (42,843)
  Other accrued expenses                              866           (2,051)          30,334
                                              -----------      -----------      -----------
Total Liabilities                               8,895,684        8,900,957        8,846,807

Equity                                            886,260          858,132          743,827
                                              -----------      -----------      -----------
Total Liabilities & Equity                    $ 9,781,944      $ 9,759,089      $ 9,590,634
                                              ===========      ===========      ===========

                                                                           MOR-3

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
BALANCE SHEETS (UNAUDITED)

                                                                BALANCE SHEETS AS OF
                                                                --------------------
                                                     12/21/2004        12/31/2004       01/31/2005
                                                     ----------        ----------       ----------
Assets
  Investments in subsidiaries                       $ 7,087,957       $ 3,075,090       $ 3,011,655
  Cash & short term investments                         406,362           886,903           684,406
  Intercompany receivables                            5,205,965         8,826,955         8,765,038
  Receivable from MIIX Insurance Co. in Rehab                --           123,137           350,355
  Receivable from MIIX Advantage                        563,847           623,937           715,807
  Prepaid expenses                                       62,691            54,051            45,577
  Goodwill, net                                       1,000,000         1,000,000         1,000,000
  Furniture & equipment                                 651,957           647,052           642,146
  Miscellaneous assets                                  230,609           193,453           186,551
                                                    -----------        ----------        ----------
Total Assets                                        $15,209,388       $15,430,578       $15,401,535
                                                    ===========       ===========       ===========
Liabilities & Equity

  Deferred gain                                     $ 1,500,000        $1,500,000       $ 1,500,000
  Liabilities subject to compromise                   3,648,952         3,661,588         3,665,163
  Accrued expenses                                      260,346           339,812           332,660
  Accrued pension liability                             795,396           823,635           851,874
  Other Liabilities                                     295,134           339,954           323,252
                                                    -----------        ----------        ----------
Total Liabilities                                     6,499,828         6,664,989         6,672,949

Equity                                                8,709,560         8,765,589         8,728,586
                                                    -----------        ----------        ----------
Total Liabilities & Equity                          $15,209,388       $15,430,578       $15,401,535
                                                    -----------        ----------        ----------


                                                                           MOR-4


IN RE:                                                 CHAPTER 11
  THE MIIX GROUP, INC.                                 CASE NO:   04-13588 (MFW)
        DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                   BEGINNING     AMOUNT                                       ENDING
                                      TAX       WITHHELD       AMOUNT     DATE   CHECK NO.      TAX
                                   LIABILITY   OR ACCRUED       PAID      PAID    OR EFT     LIABILITY
                                   ---------   ----------       ----      ----    ------     ---------
FEDERAL
    Withholding                     $   --     $       --     $    --                        $       --
    FICA - Employee                 $   --     $       --     $    --                        $       --
    FICA - Employer                 $   --     $       --     $    --                        $       --
    Unemployment                    $   --     $       --     $    --                        $       --
    Income                          $   --     $       --     $    --                        $       --
    Other:                          $   --     $       --     $    --                        $       --
     Total Federal Taxes            $   --     $       --     $    --                        $       --

STATE & LOCAL
    Withholding                     $   --     $       --     $    --                        $       --
    Sales                           $   --     $       --     $    --                        $       --
    Excise                          $   --     $       --     $    --                        $       --
    Unemployment                    $   --     $       --     $    --                        $       --
    Real Property                   $   --     $       --     $    --                        $       --
    Personal Property               $   --     $       --     $    --                        $       --
    Other: Income                   $   --     $(2,000.00)    $    --                        $(2,000.00)
     Total State & Local Taxes      $   --     $(2,000.00)    $    --                        $(2,000.00)
TOTAL TAXES                         $   --     $(2,000.00)    $    --                        $(2,000.00)

                                                                           MOR-4

                                          CHAPTER 11
THE MIIX GROUP, INC.                      CASE NO:   D4-13588 (MFW)
      DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                              AS OF JANUARY 31, 2005

                                          POST-PETITION
             VENDOR                         AMOUNTS DUE
             ------                         -----------
Altila                                     $ 2,411.00
Delaware Secretary of State                    650.09
Equiserve                                    1,231.53
Mellon Global Securities                       516.65
Nicholas Politan                             2,200.00
Wilmer Cutler Pickering Hale And Door          868.70
                                           ----------
 Total Postpetition A/P                    $ 7,877.97
                                           ==========

                                                                           MOR-4

In re:                                                  CHAPTER 11
NEW JERSEY STATE MEDICAL UNDERWRITERS                   CASE NO:  04-13589 (MFW)
    DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS

                              AS OF JANUARY 31,2005

                                      POST-PETITION
         VENDOR                        AMOUNTS DUE
         ------                       -------------
Altila                                $    1,206.00
Aoe Ricoh Leasing                          1,258.22
Ashley Andrews                               142.50
Chrysler Financial(LEASE)                    345.69
Computer Products Unlimited                5,011.60
Delaware Claims Agency                    38,081.72
Epsilon Data Management                    1,431.00
Evolution                                  1,020.00
Federal Express                               14.49
Federal Express                               26.83
Federal Express                               36.66
Hewlett-Packard                            1,399.20
Imagistics International                     587.40
Iron Mountain                                881.75
Mellon Global Securities                     523.62
Michael Romeo                                337.50
Modem Facilities Services                  3,559.48
Modem Facilities Services                  1,377.86
Neopost Leasing                              949.76
Oblon, Spivak, McClelland, Maier             585.67
PBCC                                         501.98
Perfect Order                              7,663.80
Postage Due Section - GMF                    500.00
Qwest                                      2,396.92
Service Lamp Corporation                      99.06
Staples                                      408.31
Staples                                      835.87
Sunguard Recovery Services                 3,238.00
Systems Union                                468.76
T-Mobile                                     455.94
Trident Computer Resources                   293.79
Trident Computer Resources                   758.96
UPS                                           16.00
UPS                                           22.99
Verizon                                    1,808.93
Verizon Wireless                              50.89
Verizon Wireless                             189.68
VRI - Vital Records                          463.11
                                      -------------
 Total Postpetition A/P               $   78,949.94
                                      -------------

                                                                           MOR-4

IN RE:                                                 CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS               CASE NO:   04-13589 (MFW)
       DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                   BEGINNING     AMOUNT                                                  ENDING
                                      TAX       WITHHELD       AMOUNT           DATE        CHECK NO.     TAX
                                   LIABILITY   OR ACCRUED       PAID            PAID         OR EFT     LIABILITY
                                   ---------   -----------   -----------   ---- ---------   ---------   ---------
FEDERAL

   Withholding                       $  --     $ 55,140.46   $ 55,140.46    1/4 & 1/21/05      [A]      $   --
   FICA - Employee                   $  --     $ 27,203.25   $ 27,203.25    1/4 & 1/21/05      [A]      $   --
   FICA - Employer                   $  --     $ 27,245.69   $ 27,245.69    1/4 & 1/21/05      [A]      $   --
   Unemployment                      $  --     $  2,240.31   $  2,240.31    1/4 & 1/21/05      [A]      $   --
   Income                            $  --     $     --      $     --                                   $   --
   Other:                            $  --     $     --      $     --                                   $   --
                                     -------   -----------   -----------   ---- ---------   ---------   ---------
    Total Federal Taxes              $  --     $111,829.71   $111,829.71                                $   --

STATE & LOCAL
   Withholding                       $  --     $ 12,905.37   $ 12,905.37    1/4 & 1/21/05      [A]      $   --
   Sales/Use                         $  --     $  7,883.00   $     --                                   $7,883.00
   Excise                            $  --     $     --      $     --
   Unemployment                      $  --     $ 16,702.63   $ 16,702.63    1/4 & 1/21/05      [A]      $   --
   Real Property                     $  --     $     --      $     --
   Personal Property                 $  --     $     --      $     --
   Other: Escheat                    $  --     $  1,506.00   $     --                                   $1,506.00
                                     -------   -----------   -----------                                ---------
    Total State & Local Taxes        $  --     $ 38,997.00   $ 29,608.00                                 $9,389.00
                                     -------   -----------   -----------   --------------    ---------   ---------
TOTAL TAXES                          $  --     $150,826.71   $141,437.71                                $9,389.00
                                     -------   -----------   -----------   --------------    ---------   ---------


[A] Two Fedwire references: C1QA701X000094 & C1QA701X000255

IN RE:                                               CHAPTER 11
  THE MIIX GROUP, INC.                               CASE NO: 04-13588 (MFW)
        DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                             AS OF JANUARY 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                        AMOUNT
----------------------------------                                        ------
Total Accounts Receivable at the beginning of the reporting period      $94,990
+ Amounts billed during the period                                      $    --
- Amounts collected during the period                                   $94,990
Total Accounts Receivable at the end of the reporting period            $    --

ACCOUNTS RECEIVABLE AGING                                                 AMOUNT
-------------------------                                                 ------
0-30 days old                                                              $ --
31-60 days old                                                             $ --
61-90 days old                                                             $ --
91+ days old                                                               $ --
Total Accounts Receivable                                                  $ --
Amount considered uncollectible (Bad Debt)                                 $ --
Accounts Receivable (Net)                                                  $ --

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                          YES    NO
----------------------------                                          ---    --
1.  Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
    explanation below.                                                       X
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
    provide an explanation below.                                            X
3.  Have all postpetition tax returns been timely filed? If no,
    provide an explanation below.                                            X
4.  Are workers compensation, general liability and other necessary insurance coverages in effect?  If no, provide an
    explanation below.                                                 X

Explanation 3.: Post-petition tax returns are not yet due, but are in the process of being prepared.

IN RE:                                               CHAPTER 11
  NEW JERSEY STATE MEDICAL UNDERWRITERS              CASE NO:    04-13589 (MFW)
        DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                             AS OF JANUARY 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                      AMOUNT
----------------------------------                                      ------
Total Accounts Receivable at the beginning of the reporting period   $13,984,718
+ Amounts billed during the period                                   $   800,259
- Amounts collected during the period                                $   829,178
- Intercompany writedowns                                            $ 4,124,599 A
Total Accounts Receivable at the end of the reporting period         $ 9,831,200

ACCOUNTS RECEIVABLE AGING                                               AMOUNT
-------------------------                                               ------
0-30 days old                                                        $   946,303
31-60 days old                                                       $        --
61 - 90 days old                                                     $        --
91+ days old                                                         $13,009,496
Total Accounts Receivable                                            $13,955,799
Amount considered uncollectible (Bad Debt)                           $ 4,124,599 A
Accounts Receivable (Net)                                            $ 9,831,200

[A] Reflects the write-down of uncollectable accounts receivable from the following inactive subsidiaries: Medical Brokers, Inc., Reinsurance Services, Inc., Administration and Information Management, Inc. and MIIX Healthcare Group, Inc.

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                          YES    NO
----------------------------                                          ---    --
1.  Have any assets been sold or transferred outside the
    normal course of business this reporting period? If yes,
    provide an explanation below.                                      X
2.  Have any funds been disbursed from any account other
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.                                    X
3.  Have all postpetition tax returns been timely filed? If no,
    provide an explanation below.                                            X
4.  Are workers compensation, general liability and other
    necessary insurance coverages in effect?  If no, provide
    an explanation below.                                              X

Explanation 1.: Furniture valued at approximately $15,875 and computer equipment valued at $11,830 was sold to MIIX Insurance in Rehabilitation. In return, NJSMU received a Cisco switch valued at $25,000 plus $2,705 in cash.

Explanation 3.: Post-petition tax returns are not yet due, but are in the process of being prepared.

                                                                      FORM MOR-5
                                                                      (9/99)